                          POLO RALPH LAUREN CORPORATION

                              Class A Common Stock
                           (par value $.01 per share)

                                ---------------

                             Underwriting Agreement

                                                               February __, 2004
Goldman, Sachs & Co.
Credit Suisse First Boston LLC
J.P. Morgan Securities Inc.
UBS Securities LLC
      As representatives of the several
      Underwriters named in Schedule I hereto, c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

      Certain stockholders named in Schedule II (the "Selling Stockholders") of Polo Ralph Lauren Corporation, a Delaware corporation (the "Company"), propose, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 9,192,156 shares (the "Firm Shares") and, at the election of the Underwriters, up to 1,378,823 additional shares (the "Optional Shares") of Class A Common Stock, par value $.01 per share (the "Stock"), of the Company. The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to
Section 2 hereof are herein collectively called the "Shares." Except as used in Sections 2, 3, 4, 5, 9 and 11 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to this Agreement.

      1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

            (i) A registration statement on Form S-3 (File No. 333-112730) together with any pre-effective amendments thereto, (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and
      (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, or such part of the Rule 462(b) Registration Statement, if any, which became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
      Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement);

            (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

            (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

            (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

            (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than the issuance of Stock upon the exercise of outstanding stock options or the repurchase of Stock by the Company pursuant to the repurchase plan previously authorized by the Company's Board of Directors, in each case to the extent set forth or contemplated by the Prospectus) or long-term debt (other than accretion or scheduled repayment or open market purchases thereof, in each case to the extent set forth or contemplated by the Prospectus) of the Company or any of its subsidiaries, or any material adverse change, or any development related to the Company involving a prospective material adverse change, in or affecting the business affairs, financial condition, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated by the Prospectus;

            (vi) The Company and its subsidiaries listed on Schedule III hereto (the "Principal Subsidiaries") have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or such as do not and would not, individually or in the aggregate, have a material adverse effect on the business, prospects, operations, financial condition, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"); any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries or such as do not and would not, individually or in the aggregate, have a Material Adverse Effect; and other than the Principal Subsidiaries, there are no subsidiaries of the Company which would constitute significant subsidiaries as defined in Rule 1-02(w) of Regulation S-X;

            (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

            (viii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description of the capital stock contained in the Prospectus; and all of the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances or claims or as may have been pledged to the lenders under certain of the Company's credit agreements;

            (ix) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except any such conflict, breach, violation or default which has been consented to or waived by the appropriate counterparty thereto, prior to the execution and delivery of this Agreement, (ii) will not result in any violation of the provisions of the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") or the Amended and Restated By-laws (the "By-laws") of the Company, and (iii) will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except for conflicts, breaches, violations or defaults (other than any relating to the Certificate of Incorporation or By-laws of the Company) that would not, individually or in the aggregate, have a Material Adverse Effect or, individually or in the aggregate, impair the Company's ability to consummate the transactions herein contemplated; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

            (x) Neither the Company nor any of its Principal Subsidiaries is in violation of its respective certificate of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound which default would have a Material Adverse Effect;

            (xi) The Company has all requisite corporate power and authority to enter into this Agreement; and this Agreement has been duly authorized by the Company and has been validly executed and delivered by the Company;

            (xii) The description of the Company's capital stock included or incorporated by reference in the Prospectus insofar as it purports to constitute a summary of the terms of the Stock is accurate and fair in all material respects;

            (xiii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (xiv) The financial statements included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its subsidiaries on a consolidated basis as of the dates indicated and the results of operations, stockholders' equity and cash flows of the Company and its subsidiaries on a combined basis for the periods indicated. Such financial statements have been prepared in conformity with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. The selected financial data included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent in all material respects with that of the audited financial statements included or incorporated by reference in the Registration Statement, as the case may be; no other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement or the Prospectus;

            (xv) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described, or filed or incorporated by reference therein;

            (xvi) Except as disclosed in the Prospectus, the Company and its subsidiaries own or possess all foreign and domestic governmental licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to own or lease, as the case may be, and to operate their properties and to carry on their business as presently conducted, except to the extent that the failure to own or possess such Governmental Licenses would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except to the extent that the failure to have such Governmental Licenses would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses, except to the extent that individually or in the aggregate, if subject to an unfavorable decision, ruling or finding, such proceedings would not have a Material Adverse Effect;

            (xvii) Except as disclosed in this Prospectus, each of the Company and its subsidiaries owns or has rights to adequate foreign and domestic trademarks, service marks, trade names, inventions, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "Intellectual Property") necessary to carry on their respective businesses as of the date hereof, and neither the Company nor any of its subsidiaries is aware that it would interfere with, infringe upon or otherwise come into conflict with any Intellectual Property rights of third parties as a result of the operation of the business of the Company or any subsidiary as of the date hereof that, individually or in the aggregate, if subject to an unfavorable decision, ruling or finding would have a Material Adverse Effect;

            (xviii) Except as disclosed in the Prospectus, there are no holders of securities (debt or equity) of the Company or any of its subsidiaries, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company or any of its subsidiaries, who have the right to request the Company or any of its subsidiaries to register securities held by them under the Act;

            (xix) Except as disclosed in the Prospectus, there are no labor disputes between the Company or any of its subsidiaries, on the one hand, and the employees of the Company or any of its subsidiaries, on the other hand that could reasonably be expected to have a Material Adverse Effect;

            (xx) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

            (xxi) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

            (xxii) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company on the one hand, and any former or current director, officer, stockholder, customer or supplier of any of them, on the other hand, which is required by the Act or the rules and regulations thereunder to be described in the Registration Statement or the Prospectus which is not so described or is not described as required.

            (xxiii) The Company and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
      (C) access to assets is permitted only in accordance with management's authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (E) material information relating to the Company and its consolidated subsidiaries is promptly made known to the officers responsible for establishing and maintaining the system of internal accounting controls; and (F) any significant deficiencies or weaknesses in the design or operation of internal accounting controls which could adversely affect the Company's ability to record, process, summarize and report financial data, and any fraud whether or not material that involves management or other employees who have a significant role in internal controls, are adequately and promptly disclosed to the Company's independent auditors and the audit committee of the Company's board of directors.

            (xxiv) The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the Company's management, including its principal executive officer or officers and principal financial officer or officers, as appropriate to allow timely decisions regarding disclosure.

            (xxv) There are no transactions, arrangements and other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 under the Securities Act) and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an "Off Balance Sheet Transaction") that could reasonably be expected to affect materially the Company's liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission's Statement about Management's Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been described as required.

      b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

            (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; such Selling Stockholder has full right, power and authority to enter into this Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; and such Selling Stockholder has duly executed and delivered this Agreement;

            (ii) The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, except any such conflict, breach, violation or default which has been consented to or waived, by the appropriate counterparty thereto, prior to the execution and delivery hereof, (ii) will not result in any violation of the provisions of the certificate of incorporation or by-laws of such Selling Stockholder if such Selling Stockholder is a corporation or the partnership agreement of such Selling Stockholder if such Selling Stockholder is a partnership and (iii) will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

            (iii) Such Selling Stockholder has good and valid title to shares of the Company's Class C Common Stock, par value $.01 per share, that such Selling Stockholder intends to convert into the Shares to be sold by such Selling Stockholder hereunder, and immediately prior to each Time of Delivery (as defined in Section 4 hereof), such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances or claims; and, upon delivery of such Shares hereunder and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances or claims, will pass to the several Underwriters;

            (iv) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, such Selling Stockholder will not directly or indirectly offer, sell, contract to sell or otherwise distribute or dispose of, except as provided hereunder, Stock or any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any substantially similar securities, without the prior written consent of Goldman, Sachs & Co., as representative of the Underwriters;

            (v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

            (vi) (A) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (B) the Preliminary Prospectus and the Prospectus do not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that, in each case, the representations and warranties set forth in this paragraph 1(b)(vi) apply only to statements or omissions in the Registration Statement, Preliminary Prospectus or the Prospectus based upon, and in conformity with, information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use therein;

            (vii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof); and

            (viii) The Shares represented by the certificates held by each Selling Stockholder are subject to the interests of the Underwriters hereunder; the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement.

      2. Subject to the terms and conditions herein set forth, (a) each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at a purchase price per share of $____, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from all of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from such Selling Stockholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

      The Selling Stockholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 1,378,823 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised from time to time only by written notice from you to such Selling Stockholders (with a copy to the Company), given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, if other than the First Time of Delivery, unless you and such Selling Stockholders otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

      3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

      4. (a) The Shares to be purchased by each Underwriter hereunder in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Selling Stockholders shall be delivered by or on behalf of the Selling Stockholders to Goldman, Sachs & Co. through the facilities of the Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer or certified or official bank check or checks, payable to the order of such Selling Stockholder, in immediately available (same-day) funds. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on February __, 2004 or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing, and with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery."

      (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(k) hereof, will be delivered at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004 (the "Closing Location"). A meeting will be held at the Closing Location at 2 p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

      5. The Company agrees with each of the Underwriters:

            (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last date on which the Underwriters may be required to deliver a Prospectus which shall be disapproved by you promptly after reasonable notice thereof, except for any such amendment or supplement that in the reasonable written opinion of counsel to the Company is required by applicable law; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

            (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to take any other action which would subject it to taxation, other than as to matters and transactions relating to the offer and sale of the Shares in each jurisdiction in which the Shares have been qualified as provided above;

            (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

            (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to directly or indirectly offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Stock or any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to the Company's 1997 Long- Term Stock Incentive Plan or other employee or director stock option plans existing on the date of this Agreement), or to file any registration statement with the Commission under the Act relating to any such securities, without the prior written consent of Goldman, Sachs & Co., as representative of the Underwriters; provided, however, that the foregoing agreement shall not limit the Company's ability to (i) issue shares of Stock, warrants or convertible securities as consideration for acquisitions of assets or stock of a third party, provided that the recipients of all such shares of Stock, warrants or convertible securities agree with the Company (which agreement may not be amended without the prior written consent of Goldman, Sachs & Co.) to be subject to the foregoing lock-up agreement in this Subsection 5(e) with respect to such shares of Stock, warrants or convertible securites; or
      (ii) issue shares of Stock upon the exercise of any warrants or convertible securities issued pursuant to the preceding clause provided that such shares of Stock will be subject to the foregoing lock-up to the same extent, if any, as the warrants or convertible securities pursuant to which such shares of Stock were issued; provided that the aggregate amount of shares of Stock, warrants and convertible securities (on an as converted basis) that may be issued under these clauses (i) and (ii) may not exceed 5,000,000 shares;

            (f) If not otherwise available on the Commission's Electronic Data Gathering, Analysis and Retrieval System or similar system, during a period of five years from the effective date of the Registration Statement, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

            (g) If not otherwise available on the Commission's Electronic Data Gathering, Analysis and Retrieval System or similar system, during a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information that is available without undue expense concerning the business and financial condition of the Company as you may from time to time reasonably request in writing (such financial statements to be prepared on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided that the Company shall not be required to deliver any information that would cause the Company to make a filing under Regulation FD as promulgated under the Exchange Act;

            (h) To use its best efforts to maintain the listing of the Shares on the New York Stock Exchange (the "Exchange"); and

            (i) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration

      Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

      6. The Company and each of the Selling Stockholders covenant and agree with one another and with the several Underwriters that (a) the Selling Stockholders will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares;
(vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) all reasonable fees and disbursements of one counsel for the Selling Stockholders; and (ix) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section; and (b) each Selling Stockholder will also pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section 6, including all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In connection with clause (b) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and each Selling Stockholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. Except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

            (b) Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the matters covered in paragraphs
      (i), (ii), (vi), (ix) and (xii) of subsection (c) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (c) Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The Company has been duly incorporated and is validly
            existing as a corporation in good standing under the laws of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable; and the Shares conform in all material respects as to legal matters to the description of the Stock contained in the Prospectus;

                  (iii) Based solely on such counsel's review of certificates from public officials, the Company has been duly qualified as a foreign corporation for the transaction of business in, and is in good standing under the laws of, the states of California, Georgia, Illinois, Kentucky, New Jersey, New York, North Carolina, Pennsylvania, Texas and Washington;

                  (iv) Based solely on such counsel's review of certificates from public officials (and, with respect to Aqui Polo C.V., based solely on the opinion of local counsel) each of the Principal Subsidiaries has been duly incorporated or organized, as the case may be, and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization; and all of the issued and outstanding shares of capital stock (or other equity interests) of each such Principal Subsidiary have been duly authorized and validly issued, and, in the case of the Principal Subsidiaries other than Aqui Polo C.V., are fully paid and non-assessable (in the case of Aqui Polo C.V., the commitment obligations associated with the equity interests have been fulfilled), and (except for directors' qualifying shares) are owned of record directly or indirectly by the Company, and, to such counsel's knowledge are owned free and clear of all liens, encumbrances or claims other than those as may have been created by pledges to lenders under certain of the Company's credit agreements;

                  (v) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vi) This Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) The compliance by the Company with all of the provisions of this Agreement and the performance by the Company of its obligation thereunder (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument which is either filed as an exhibit to the Registration Statement or filed as an exhibit to any document incorporated by reference in the Registration Statement, (ii) will not result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any Applicable Law, or (iii) to the knowledge of such counsel, based solely on an officer's certificate from an officer of the Company and without independent inquiry, any order applicable to the Company or any of its Principal Subsidiaries. As used herein, "Applicable Law" shall mean the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, in each case which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement;

                  (viii) Based on such counsel's review of Applicable Law, but without any investigation concerning any other laws, rules or regulations, no consent, approval, authorization, order of, or registration or qualification with any United States federal, New York or Delaware court or governmental agency or body is required for the performance by the Company of its obligations under this Agreement, except the registration under the Act (which has been obtained) or under state securities or Blue Sky laws of the Shares;

                  (ix) The description of the Company's capital stock included or incorporated by reference in the Prospectus insofar as it purports to constitute a summary of the terms of the Stock is accurate and fair in all material respects;

                  (x) The Company is not required to register as an "investment company" under the Investment Company Act and the rules and regulations promulgated thereunder;

                  (xi) Each document incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements, financial statements schedules and other financial data included in or omitted therefrom and related schedules therein, as to which such counsel need express no belief), when it became effective or was filed with the Commission, as the case may be, appears on its face to be appropriately responsive in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; assuming that the statements made in such documents are complete and correct; and

                  (xii) Each of the Registration Statement and the Prospectus as
            of their respective effective or issue dates and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, financial statement schedules and other financial data included in or omitted therefrom and related schedules therein, as to which such counsel need express no belief) appears on its face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (ix) of this
            Section 7(c); in addition, such counsel shall state that, in connection with the preparation of the Registration Statement and Prospectus, it has participated in conferences with directors, officers and other representatives of the Company, representatives of various of the Selling Stockholders, representatives of the independent auditors for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement, the Prospectus, the documents incorporated by reference prepared by the Company and related matters were discussed and, on the basis of such participation (relying as to various questions of fact relevant to the opinion expressed therein upon the representations and statements of officers and other representatives of the Company) but without independent verification of the accuracy, completeness, or fairness of the statements contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, no facts have come to the attention of such counsel to lead such counsel to believe that (a) the Registration Statement or any amendment thereto made by the Company prior to the Time of Delivery (except for the financial statements, financial statement schedules and other financial data included or incorporated by reference in or omitted therefrom, as to which such counsel need express no belief), at the time the Registration Statement became effective and on the date of such written opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus or any amendment or supplement thereto made by the Company prior to the Time of Delivery (except for the financial statements, financial statement schedules and other financial data included or incorporated by reference in or omitted therefrom, as to which such counsel need express no belief), at the time the Prospectus was issued and on the date of such written opinion, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

            (d) Greenberg Traurig, LLP ("Greenberg Traurig"), counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that except as disclosed in the Prospectus, the Company and its subsidiaries together own or have rights to use the trademarks Polo, Ralph Lauren and Chaps/Ralph Lauren (the "Principal Trademarks") in their businesses as described in the Prospectus, without any conflict known to such counsel with any intellectual property rights of third parties that would, individually or in the aggregate, have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries and, to such counsel's knowledge, there is no infringement by others of the Principal Trademarks that would, individually or in the aggregate, have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the

      Company and its subsidiaries, except that no opinion need be given as to any jurisdiction outside the United States;

            (e) The counsel for each of the Selling Stockholders shall have furnished to you their written opinion with respect to each of the Selling Stockholders (drafts of such opinions are attached as Annex II(c) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) Based on such counsel's review of Applicable Law, but
            without any investigation concerning any other laws, rules or regulations, this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder hereunder and compliance by such Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject based on such counsel's review of Applicable Law, but without any investigation concerning any other laws, rules or regulations; nor will such action result in any violation of (i) the provisions of the partnership agreement of such Selling Stockholder, (ii) any Applicable Law, or (iii) to the knowledge of such counsel, any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

                  (ii) Based on such counsel's review of Applicable Law, but without any investigation concerning any other laws, rules or regulations, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such shares by the Underwriters; and

                  (iii) Good and valid title to such Shares, free and clear of all liens, encumbrances or claims, has been transferred to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance or claim or any other adverse claim within the meaning of the New York Uniform Commercial Code.

            (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex 1(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex 1(b) hereto);

            (g)(i) Neither the Company nor any of its Principal Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (other than the issuance of Stock upon the exercise of outstanding stock options or the repurchases of the Stock by the Company pursuant to the repurchase plan previously authorized by the Company's Board of Directors, in each case to the extent set forth or contemplated by the Prospectus) and or long-term debt (other than accretion or scheduled repayments thereof, in each case to the extent set forth or contemplated by the Prospectus) of the Company or any of its subsidiaries, or any change, or any development related to the Company involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

            (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause
      (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;

            (i) The Shares at such Time of Delivery shall have been duly listed on the Exchange;

            (j) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each of the directors and executive officers of the Company and certain members or entities associated with the Lauren family (the "Non-Selling Stockholders"), substantially to the effect set forth in Subsection 1(b)(iv) hereof in form and substance satisfactory to you;

            (k) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by each of the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section;

            (l) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

            (m) Each of the Selling Stockholders shall have delivered to the Underwriters certificates required by Treasury Regulation section 1.1445-2(b)(2) in order to avoid withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended.

      8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or to make the statements in any Preliminary Prospectus or the Prospectus not misleading in light of the circumstances under which they were made, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

      (b) Each of the Selling Stockholders will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or to make the statements in any Preliminary Prospectus or the Prospectus not misleading in light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through

Goldman, Sachs & Co. expressly for use therein; provided, further, that the liability of such Selling Stockholder pursuant to this subsection (b) shall not exceed the product of the number of Shares sold by such Selling Stockholder (including any Optional Shares) and the initial public offering price as set forth in the Prospectus.

      (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

      (d) Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection, except to the extent that such indemnifying party is prejudiced by the failure to give such notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with a single counsel (in addition to any local counsel) satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. Notwithstanding anything to the contrary contained herein, an indemnifying party will not be liable for the settlement of any claim or action effected without its prior written consent, which consent shall not be unreasonably withheld.

      (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a),
(b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (f) The obligations of the Company and the Selling Stockholders under this
Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as someone who will become a director of the Company and who becomes such a director) and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

      9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Selling Stockholders shall be entiteld to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Selling Stockholders and the Company that you have so arranged for the purchase of such Shares, or the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

      (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

      Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 8 hereof, the representations and warranties in subsections (a)(ii) and (a)(iv) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to
Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Selling Stockholders as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

      12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any of the Selling Stockholders hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholders made or given by either of the Attorneys-in-Fact (if any) for such Selling Stockholders.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, by messenger or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
Registration Department; if to any Selling Stockholders shall be delivered or sent by mail, by messenger or facsimile transmission to counsel for such Selling Stockholders at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, by messenger or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, by messenger or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the

Company, any Selling Stockholders or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      17. The Company and the Selling Stockholders are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, without the Underwriters imposing any limitation of any kind.

      If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

      Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholders pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney-in-Fact to take such action.

                                             Very truly yours,

                                             POLO RALPH LAUREN CORPORATION

                                             By:________________________________
                                                   Name:
                                                   Title:


                                             GS CAPITAL PARTNERS, L.P.
                                             By:  GS Advisors, L.L.C.


                                             By:________________________________
                                                   Name:
                                                   Title:

Accepted as of the date hereof:              STONE STREET FUND 1994, L.P.
Goldman, Sachs & Co.                         By:   Stone Street 1994, L.L.C.
Credit Suisse First Boston LLC
J.P. Morgan Securities LLC
UBS Securities LLC                           By:________________________________
                                                   Name:
By:____________________________________            Title:
        (Goldman, Sachs & Co.)
                                             BRIDGE STREET FUND 1994, L.P.
On behalf of each of the Underwriters        By:   Stone Street 1994, L.L.C.


                                             By:________________________________
                                                   Name:
                                                   Title:

                                   SCHEDULE I

                                                                             NUMBER OF
                                                                             OPTIONAL
                                                                            SHARES TO BE
                                                    TOTAL NUMBER OF         PURCHASED IF
                                                      FIRM SHARES          MAXIMUM OPTION
                  UNDERWRITER                       TO BE PURCHASED          EXERCISED
                  -----------                       ---------------          ---------
Goldman, Sachs & Co...........................
Credit Suisse First Boston LLC
J.P. Morgan Securities Inc.
UBS Securities LLC



                                                          ---------          ---------
     Total....................................
                                                          =========          =========

                                   SCHEDULE II

                                                                             Number of
                                                                              Optional
                                                                            Shares to be
                                                    Total Number of           Sold if
                                                      Firm Shares          Maximum Option
                                                       to be Sold            Exercised
The Selling Stockholder(s):
      GS Capital Partners, L.P. (a)............
      Stone Street Fund 1994, L.P. (a).........
      Bridge Street Fund 1994, L.P. (a)........
                                                          ---------          ---------
     Total....................................
                                                          =========          =========

---------
(a) This Selling Stockholder is represented by _______________________ of Goldman, Sachs & Co., whose address is 85 Broad Street, New York, New York 10004.

                                  SCHEDULE III

                             PRINCIPAL SUBSIDIARIES


PRL International, Inc.

PRL USA, Inc.

Fashions Outlet of America, Inc.

PRL Trans Atlantic, Inc.

PRL European Enterprises, Inc.

Aqui Polo C.V.

Polo Hold BV

Polo Ralph Lauren Europe SARL

Polo Retail Europe Limited

                                                                         ANNEX I

                             FORM OF COMFORT LETTER


      Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included and/or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

            (iii)They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included and/or incorporated by reference in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

            (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

            (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

            (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus, for them to be conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance
            sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial
            statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (vii)In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus or in
      Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                     ANNEX II(a)

                           Form of Paul, Weiss Opinion


                                          February __ 2004


Goldman, Sachs & Co.
Credit Suisse First Boston LLC
J.P. Morgan Securities Inc.
UBS Securities LLC
As representatives of the underwriters
  named in Schedule 1 to the Underwriting
  Agreement described below
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

                          Polo Ralph Lauren Corporation

Ladies and Gentlemen:

            We have acted as special counsel to Polo Ralph Lauren Corporation, a Delaware corporation (the "Company"), in connection with the Underwriting Agreement (the "Underwriting Agreement"), dated February __, 2004, by and among the underwriters named in Schedule I thereto (the "Underwriters"), for whom you are acting as representatives, the Company, and the selling stockholders listed on Schedule II to the Underwriting Agreement, relating to the purchase on the date hereof by the Underwriters of __________ shares of the Company's Class A Common Stock, par value $.01 per share (the "Shares"). Capitalized terms used herein and not otherwise defined have the respective meanings given those terms in the Underwriting Agreement. This opinion is being furnished at the request of the Company pursuant to Section 7(c) of the Underwriting Agreement.

            The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (File No. 333-_____) under the Securities Act of 1933, as amended (the "Act"). The Registration Statement was filed on February __, 2004, and was amended by Amendment No. 1 filed on February __, 2004. Such Registration Statement at the time it became effective under the Act, including the documents incorporated by reference therein, is herein called the "Registration Statement." The prospectus included as part of the Registration Statement, including the documents incorporated by reference therein, and the final prospectus as filed pursuant to Rule 424(b) under the Act, including the documents incorporated by reference therein, are collectively referred to herein as the "Prospectus".

            In connection with the furnishing of this opinion, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents:

            (i) The Registration Statement (including those documents incorporated by reference therein);

            (ii)  the Prospectus;

            (iii) the Underwriting Agreement;

            (iv) those documents either filed as an exhibit to the Registration Statement or filed as an exhibit to a document incorporated by reference in the Registration Statement; and

            (v)   a specimen certificate for the Shares.

            In addition, we have examined: (i) such corporate records of the Company as we have considered appropriate, including a copy of the Certificate of Incorporation and By-laws of the Company certified as in effect on the date hereof by an officer of the Company and copies of resolutions of the board of directors of the Company certified by an officer of the Company; and (ii) such other certificates, agreements and documents as we deemed relevant and necessary as a basis for the opinions hereinafter expressed. We have also examined and relied upon certificates of public officials, and certificates of, and representations and warranties made in the Underwriting Agreement by, officers of the Company as to certain factual matters.

            In rendering the opinions set forth below, we have assumed, without independent investigation, that each of the parties (other than the Company, as applicable) to the Underwriting Agreement has complied with all of its obligations and agreements arising under such agreement and that such agreement is enforceable against each party thereto other than the Company, the genuineness of all signatures, the legal capacity of all individuals who have executed any of the documents reviewed by us, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as certified, photostatic, reproduced or conformed copies of valid existing agreements or other documents, the authenticity of all such latter documents and that the statements regarding matters of fact in the certificates, records, agreements, instruments and documents that we have examined are accurate and complete.

            Whenever we indicate that our opinion is based upon our knowledge, our opinion is based solely on the actual knowledge of the attorneys in this firm who are representing the Company in connection with the transactions contemplated by the Underwriting Agreement and without any independent verification.

            Based upon the foregoing, and subject to the assumptions, exceptions and qualifications set forth herein, we are of the opinion that:

            1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

            2. The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable; and the Shares conform in all material respects as to legal matters to the description of the Stock contained in the Prospectus.

            3. Based solely on our review of certificates from public officials, the Company has been duly qualified as a foreign corporation for the transaction of business in, and is in good standing under the laws of, the states of California, Georgia, Illinois, Kentucky, New Jersey, New York, North Carolina, Pennsylvania, Texas and Washington.

            4. Based solely on our review of certificates from public officials (and, with respect to Aqui Polo C.V., based solely on the opinion of Loyens & Loeff, Netherlands counsel), each of the Principal Subsidiaries has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, a limited partnership or limited liability company, as applicable, in good standing under the laws of its jurisdiction of incorporation or organization; and all of the issued and outstanding shares of capital stock, partnership interests, membership interests or other equity interests, as applicable, of each such Principal Subsidiary have been duly authorized and validly issued, and, in the case of the Principal Subsidiaries other than Aqui Polo C.V., are fully paid and non-assessable (in the case of Aqui Polo C.V., the commitment obligations associated with the equity interests have been fulfilled), and (except for directors' qualifying shares) are owned of record directly or indirectly by the Company, and, to our knowledge are owned free and clear of all liens, encumbrances or claims other than those as may have been created by pledges to lenders under certain of the Company's credit agreements.

            5. To our knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            6. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

            7. The compliance by the Company with all of the provisions of the Underwriting Agreement and the performance by the Company of its obligations thereunder (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument and which is either filed as an exhibit to the Registration Statement or filed as an exhibit to a document incorporated by reference in the Registration Statement,
(ii) will not result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any Applicable Law, or (iii) to our knowledge, based solely on an officer's certificate from an officer of the Company and without independent inquiry, any order applicable to the Company or any of its Principal Subsidiaries. As used in this letter, "Applicable Law" shall mean the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, in each case which, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement.

            8. Based on our review of Applicable Law, but without any investigation concerning any other laws, rules or regulations, no consent, approval, authorization, order of, or registration or qualification with any United States federal, New York or Delaware court or governmental agency or body is required for the performance by the Company of its obligations under the Underwriting Agreement, except the registration under the Act (which has been obtained) or under state securities or Blue Sky laws of the Shares.

            9. The description of the Company's capital stock included or incorporated by reference in the Prospectus insofar as it purports to constitute a summary of the terms of the Stock is accurate and fair in all material respects.

            10. The Company is not required to register as an "investment company" under the Investment Company Act and the rules and regulations promulgated thereunder.

                                      * * *


            Each document incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements, financial statements schedules and other financial data included in or omitted therefrom and related schedules therein, as to which we need express no belief), when it became effective or was filed with the Commission, as the case may be, appears on its face to be appropriately responsive in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; assuming that the statements made in such documents are complete and correct.

            Each of the Registration Statement and the Prospectus as of their respective effective or issue dates and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements, financial statement schedules and other financial data included in or omitted therefrom and related schedules therein, as to which we express no belief) appears on its face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations thereunder; although we do not assume any responsibility for the accuracy or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in this opinion in paragraph 9 above.

                                      * * *

            In connection with the preparation of the Registration Statement and the Prospectus, we have participated in conferences with directors, officers and other representatives of the Company, representatives of various of the Selling Stockholders, representatives of the independent auditors for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement, the Prospectus, the documents incorporated by reference prepared by the Company and related matters were discussed and, on the basis of such participation (relying as to various questions of fact relevant to the opinion expressed herein upon the representations and statements of officers and other representatives of the Company) but without independent verification of the accuracy, completeness, or fairness of the statements contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, no facts have come to our attention which have caused us to believe that (a) the Registration Statement or any amendment thereto made by the Company prior to the Time of Delivery (except for the financial statements, financial statement schedules and other financial data included in or incorporated by reference or omitted therefrom, as to which we need express no belief), at the time the Registration Statement became effective and on the date of this opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus or any amendment or supplement thereto made by the Company prior to the Time of Delivery (except for the financial statements, financial statement schedules and other financial data included or incorporated by reference or omitted therefrom, as to which we need express no belief), at the time the Prospectus was issued and on the date of this opinion, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and we do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

            We have been advised orally by the staff of the Commission that the Registration Statement was declared effective under the Act at __ p.m. on February __, 2004 and that no stop order suspending the effectiveness of the Registration Statement had been issued and to our knowledge no proceedings for that purpose have been initiated or are pending or are threatened by the Commission.

            The opinions expressed herein are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States. Our opinions are rendered only with respect to the laws, and the rules, regulations and orders thereunder, that are currently in effect. Please be advised that no member of this firm is admitted to practice in the State of Delaware. This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Underwriting Agreement and may not be circulated to, or relied upon by, any other person without our prior written consent.

                                Very truly yours,


                    PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

                                                                     ANNEX II(b)

                     Form of Greenberg Traurig, LLP Opinion


                                          February __, 2004
Goldman, Sachs & Co.
Credit Suisse First Boston LLC
J.P. Morgan Securities Inc.
UBS Securities LLC
   As Representative of the several
   Underwriters
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

            Re:   Polo Ralph Lauren Corporation
                  Secondary Offering


Ladies and Gentlemen:

            We are trademark counsel to Polo Ralph Lauren Corporation (the "Company") and have been asked to deliver this opinion in connection with the underwriting agreement dated as of February __, 2004 (the "Underwriting Agreement"), among the Company, Goldman, Sachs & Co., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the several underwriters (the "Underwriters") named in Schedule I thereto and the stockholders of the Company listed in Schedule II thereto (the "Selling Stockholders") in connection with the underwritten public offering of up to __________ shares (the "Shares") of Class A common stock, par value $.01 per share (the "Class A Common Stock"), of the Company, of which __________ shares of Class A Common Stock are subject to over-allotment options. This opinion is delivered to you pursuant to Section 7(d) of the Underwriting Agreement. All capitalized terms used herein that are defined in the Underwriting Agreement have the meanings assigned to such terms therein unless defined herein. Unless otherwise defined herein the terms defined in the Underwriting Agreement and used herein are used as defined in the Underwriting Agreement.

            We have represented the Company since 1978 in connection with most, although not all, of its trademark related matters. In connection with the preparation and delivery of this opinion, we have reviewed the records of our firm and have discussed certain matters with representatives of the Company, but have not conducted any independent investigations into the matters set forth herein.

            We have also considered such matters of the United States Trademark Law as we have deemed necessary or appropriate as a basis of our opinion set forth herein. Except for the above described documents, we have not reviewed any documents or agreements ("Other Documents or Agreements") entered into or to be entered into in connection with the Underwriting Agreement, nor have we participated in the negotiations among said parties in connection with either the Underwriting Agreement or the Other Documents or Agreements, and our opinion is expressly made subject to any relevant provisions which may be contained in said Other Documents or Agreements.

            Based on the foregoing, we are of the opinion that:

            1. Except as disclosed in the Prospectus, the Company and its subsidiaries together own or have rights to use the trademarks POLO, RALPH LAUREN and CHAPS/RALPH LAUREN (the "Principal Trademarks") in their businesses as described in the Prospectus, without any conflict known to us with any intellectual property rights of third parties that would, individually or in the aggregate, have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries in the United States.

            2. To our knowledge, there is no infringement in the United States by others of the Principal Trademarks that would, individually or in the aggregate, have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries.

            This opinion has been prepared for use by the Underwriters and may not be relied upon, or published or released in any manner or submitted to any other party without our prior written consent.

            This opinion is limited by the qualifications set forth above.

                                    Very truly yours,

                                    GREENBERG TRAURIG, LLP

                                                                     ANNEX II(c)

                      Form of [___________________] Opinion

Goldman, Sachs & Co.
Credit Suisse First Boston LLC
J.P. Morgan Securities Inc.
UBS Securities LLC
   as Representatives of the several Underwriters
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004


Ladies and Gentlemen:

      I am an Assistant General Counsel of Goldman, Sachs & Co. (collectively with its affiliates, "Goldman Sachs"), a limited partnership formed under the Revised Limited Partnership Act of the State of New York. This opinion is being delivered to you pursuant to Section 7(e) of the Underwriting Agreement, dated February __, 2004 (the "Underwriting Agreement"), among the Polo Ralph Lauren Corporation (the "Company"), the several Underwriters named in Schedule I thereto (the "Underwriters") and the Selling Stockholders (as defined below).

      For purposes of this letter, the term "Selling Stockholders" means GS Capital Partners, L.P. ("GSCP"), Stone Street Fund 1994, L.P. ("Stone Street") and Bridge Street Fund 1994, L.P. ("Bridge Street"), each a limited partnership formed under the Revised Uniform Limited Partnership Act of the State of Delaware (the "DRULPA"). The general partner of GSCP is GS Advisors, L.L.C., a limited liability company formed under the Delaware Limited Liability Company Act (the "DLLCA") that is wholly-owned by The Goldman Sachs Group, Inc. ("GS Group"). The general partner of Stone Street and the managing general partner of Bridge Street is Stone Street 1994, L.L.C., a limited liability company formed under the DLLCA that is wholly owned by GS Group. Goldman, Sachs & Co. is wholly owned by GS Group.

      All capitalized terms used herein that are defined in the Underwriting Agreement have the meanings assigned to such terms therein unless defined herein. As used herein, "Applicable Law" means the federal laws of the United States and the laws of the State of New York known by me to be applicable to the Selling Stockholders, and the DRULPA and the DLLCA. With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on my part except to the extent otherwise expressly stated, and I express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

      I have examined the originals, or certified, conformed or reproduction copies, of all such records, agreements, instruments and documents as I have deemed relevant or necessary as the basis for the opinions hereinafter expressed, including, without limitation, the Underwriting Agreement. I have examined only such documents as were supplied to us by the Selling Stockholders. In all such examinations, I have assumed that all persons executing documents have the legal capacity to execute and deliver those documents. In all such examinations, I have assumed the genuineness of all signatures on original or certified copies and the conformity to original or certified copies of all copies submitted to me as confirmed or reproduction copies.

      As to various questions of fact relevant to such opinion, I have relied upon, and assumed the accuracy of, the statements made in the certificate attached hereto as Annex A, the representations and warranties of the Company and each Selling Stockholder contained in the Underwriting Agreement and certificates and oral or written statements and other information of or from public officials, officers or representatives of Goldman Sachs or the Company, the Selling Stockholders and others, and have assumed compliance on the part of all parties to the Underwriting Agreement with the covenants and agreements contained therein. In addition, I have considered such questions of law and other matters as I have considered necessary or appropriate for the purposes of the opinions hereinafter expressed.

      Whenever my opinion is qualified by the phrase "to my knowledge," or similar language, it is intended to indicate that during the course of representing the Selling Stockholders no information has come to my attention which has given me actual knowledge of the facts or circumstances referred to.

      Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, I am of the opinion that:

      (i) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder. To my knowledge, the sale of the Shares being sold by each Selling Stockholder on the date hereof will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to me to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject (except as has been duly waived); nor will such action result in any violation of (i) the Agreement of Limited Partnership of such Selling Stockholder, as such may have been amended as of the date hereof, (ii) any Applicable Law (except that I express no opinion as to the federal securities laws of the United States of America, the securities or Blue Sky laws of the various states of the United States of America or any foreign securities laws in connection with the offer and sale of the Shares), or (iii) any order known to me of any court or governmental agency or body of the United States of America or the State of New York having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder to which such Selling Stockholder is bound.

      (ii) To my knowledge, no consent, approval, authorization or order of any court or governmental agency or body of the United States of America or the State of New York known to me to be applicable to such Selling Stockholder is required for the sale of the Shares being sold by each Selling Stockholder on the date hereof, except that I express no opinion as to the federal securities laws of the United States of America, the securities or Blue Sky laws of the various states of the United States of America or any foreign securities laws in connection with the purchase and distribution of such Shares by the Underwriters, as the case may be.

      (iii) Upon payment for the Shares and the delivery to The Depository Trust Company ("DTC") of such Shares registered in the name of Cede & Co. and the crediting of such Shares to the Underwriters' accounts with DTC, the Underwriters will acquire a valid security entitlement with respect to the Shares, and no action based on an adverse claim may be asserted against the Underwriters with respect to such security entitlement (assuming that the Underwriters are without notice of any such adverse claim).

      The opinions expressed herein are limited to the federal laws of the United States of America, the laws of the State of New York and, to the extent required by the opinions expressed herein, the DRULPA and the DLLCA. The opinion expressed in paragraph (iii) above is limited solely to (and terms are used therein as defined in) Article 8 of the Uniform Commercial Code as currently in effect in the State of New York. I express no opinion regarding (1) the effect of any rule adopted by a clearing corporation governing the rights and obligations among such clearing corporation and the participants in such clearing corporation, (2) the effect of a bankruptcy, insolvency, receivership, conservatorship or similar event with respect to a securities intermediary, or
(3) the nature or extent of any securities intermediary's right, title or interest in or to any of the assets underlying the security entitlements.

      The opinions set forth herein are solely for your benefit in connection with the Underwriting Agreement and may not be relied upon in any manner or by any other person and may not be quoted in whole or in part without my prior written consent.


                                          Very truly yours,



                                          ------------------------------